                                                                EXHIBIT 10.21(a)

                           U.S. ENERGY SYSTEMS, INC.

                          CERTIFICATE OF DESIGNATION
                   OF 11% CUMULATIVE REDEEMABLE CONVERTIBLE
                   PREFERRED STOCK SETTING FORTH THE POWERS,
                     PREFERENCES, RIGHTS, QUALIFICATIONS,
                        LIMITATIONS AND RESTRICTIONS OF
                        SUCH SERIES OF PREFERRED STOCK


            Pursuant to Section 151 of the Delaware General Corporation Law, U.S. Energy Systems, Inc., a Delaware corporation (the "Company"), DOES
                                                        -------
HEREBY CERTIFY:

            That pursuant to the authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board of Directors of the
                     -------------
Company on _______ __, 1996 adopted the following resolution creating a series of Preferred Stock designated as 11% Cumulative Redeemable Convertible Preferred Stock, and such resolution has not been modified and is in full force and effect on the date hereof:

            RESOLVED that, pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation, a series of the class of authorized Preferred Stock, par value $.01 per share, of the Company is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:


            Section 1.        Designation and Number.
                              ----------------------

            (a) The shares of such series shall be designated as "11% Cumulative Redeemable Convertible Preferred Stock" (the "Preferred Stock"). The number of shares constituting the Preferred Stock shall be 4,600,000.

            (b) The Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank prior to all other classes and series of capital stock of the Company now or hereafter authorized (except as may be authorized pursuant to Section 3(b)), including, without limitation, the Common Stock, par value $.01 per share, of the Company.

            (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 10 below.

            Section 2.        Dividends and Distributions.
                              ---------------------------

            (a) The holders of shares of Preferred Stock, in preference to the holders of shares of Common Stock and of any shares of other capital stock of the Company, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Company legally available therefor, cumulative dividends at an annual rate on the Liquidation Preference thereof equal to 11%, calculated on the basis of a 360-day year consisting of twelve 30-day months, accruing and payable in equal quarterly payments, on the last Business Day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment
                                    --------- -------- -------
Date") commencing on January 31, 1997; provided, however, that with
----                                   --------  -------
respect to such first Quarterly Dividend Payment Date, the holders of shares of Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Company legally available therefor, a cumulative dividend in respect of each share of Preferred Stock in the amount of (i) $.05328125 multiplied by (ii) a fraction equal to (A) the number of days from (and including) the Issue Date (as defined in Section 12) to (but excluding) such Quarterly Dividend Payment Date divided by (B) 90. If the holders of shares of Preferred Stock are entitled to receive cumulative dividends as provided herein on a date other than a Quarterly Dividend Payment Date (an "Other Payment Date"), the cumulative dividend in respect of each share of Preferred Stock for the period from the immediately preceding Quarterly Dividend Payment Date to the Other Payment Date shall be in the amount of (x) $.05328125 multiplied by (y) a fraction equal to (aa) the number of days from (and including) the date of such immediately preceding Quarterly Dividend Payment Date to (but excluding) the Other Payment Date divided by (bb) 90.

            (b) Dividends payable pursuant to Section 2(a) shall begin to accrue and be cumulative from the Issue Date, and shall accrue on a daily basis, in each case whether or not declared. Dividends paid on the shares of Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares of Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days or less than 10 days prior to the date fixed for the payment thereof. Accumulated but unpaid dividends for any past quarterly dividend periods may be declared and paid at any time, without reference to any regular Quarterly Dividend Payment Date, to holders of record on such date, not more than 60 nor less than 10 days preceding the payment date thereof, as may be fixed by the Board of Directors.

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            (c)   Dividends payable pursuant to Section 2(a) shall be payable, through the Quarterly Dividend Date ending on or immediately following the second anniversary of the Issue Date, by issuing to such holders additional fully paid and nonassessable shares of Preferred Stock at a rate of one (1) share in respect of each $1.9375 of such dividends ("PIK Dividends"), and
                                                     -------------
thereafter, at the option of the Company, in cash or by issuing such PIK Dividends. The issuance of such additional shares shall constitute full payment of such dividend and shall include issuance of any fractional shares included in the dividend, but the amount of any such dividend shall be reduced to the nearest one-thousandth of a share. The terms "Preferred Stock"
                                                      --------- -----
and "shares" of Preferred Stock as used herein refer also to any such
     ------
fractional shares, and any rights associated with such shares, including dividend, voting, and liquidation preference rights, shall be prorated for fractional shares. Such PIK Dividends, when so issued, shall be duly issued, fully paid and non-assessable. In lieu of issuing any fractional shares of PIK Dividends, the Company shall pay in cash such amount of the dividend for such fractional share.

            (d) In addition to the dividends or distributions on the Preferred Stock described in Section 2(a), in the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement, or other property or assets), other than a Regular Dividend, to holders of Common Stock, then the Board of Directors shall declare, and the holder of each share of Preferred Stock shall be entitled to receive, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Preferred Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Preferred Stock at the same time such dividend or distribution is made to holders of Common Stock.

            (e) The holders of shares of Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.


            Section 3.        Voting Rights.
                              -------------

            In addition to any voting rights provided by law, the holders of shares of Preferred Stock shall have the following voting rights:

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            (a)   Except as otherwise required by applicable law, so long as the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders, on each of the matters entitled to be voted on by holders of Common Stock voting together as a single class with other shares entitled to vote thereon. With respect to any such vote, each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Preferred Stock into Common Stock on the record date for determining the stockholders of the Company eligible to vote on any such matters.

            (b) Unless the consent or approval of a greater number of shares shall then be required by applicable law, the affirmative vote of the holders of at least a majority of the outstanding shares of Preferred Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or classes of Senior Stock or Parity Stock, (ii) authorize, increase the authorized number of shares of, or issue any shares of any class of capital stock of the Company having an optional or mandatory redemption date earlier than the tenth anniversary of the Issue Date or amend the terms of any class of capital stock of the Company to provide that such class of capital stock has an optional or mandatory redemption date earlier than the tenth anniversary of the Issue Date, (iii) authorize, adopt or approve an amendment to the Certificate of Incorporation that would increase or decrease the par value of the shares of Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Preferred Stock, other Parity Stock or Senior Stock, (iv) amend, alter or repeal the Certificate of Incorporation so as to affect the shares of Preferred Stock adversely, including, without limitation, by granting any voting right to any holder of notes, bonds, debentures or other debt obligations of the Company, or by amending the provisions of Section 3(c) below, (v) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of Senior Stock or Parity Stock and (vi) amend, modify or repeal Article I - Section 2, Article I
- Section 3, Article II - Section 2, Article II - Section 6, Article II -
Section 8, Article II - Section 13, or Article X of the By-laws of the Company.

            (c)   (i)   The outstanding shares of Preferred Stock voting
separately as a single class, by written consent as provided herein or in person or by proxy, at an annual meeting of

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stockholders or special meeting of stockholders called for the purpose of electing directors or special meeting of holders of Preferred Stock, shall have the right to elect two directors to the Board of Directors of the Company, which shall be in addition to any directors elected pursuant to Section 3(a) above. Any directors elected pursuant to this Section 3(c)(i) shall be deemed to be "Preferred Stock Directors."

                  (ii) If, on any date on which there are Preferred Stock Directors then in office, the Board of Directors of the Company takes any action (other than an action with respect to the exercise of optional redemption right of the Company set forth in Section 5(a) hereof) and the majority of such Directors taking such action does not include at least one Preferred Stock Director, then the number of Directors constituting the entire Board of Directors shall, without further action, be increased by two and the holders of shares of Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive voting rights, voting separately as a single class, to elect two additional Directors of the Company to fill the vacancies created by such increase in the number of directors. Such vote may be by written consent as provided herein, at a special meeting of such holders called as provided herein, at an annual meeting of stockholders or a special meeting called for the purpose of electing directors. The increase provided for herein shall be made only once. Any rights under this Section 3(c)(ii) shall be in addition to the right to elect Directors under Sections 3(c)(i) and 3(c)(ii) above.

                  (iii) If on any date (A) the Company shall have failed to declare, or shall have failed to pay, the full amount of dividends payable on the Preferred Stock for two quarterly dividend periods (whether consecutive or not), or (B) the Company shall have failed to satisfy its obligation to convert shares of Preferred Stock pursuant to Section 8 or to redeem shares of Preferred Stock pursuant to Section 5, or (C) a breach of any of Sections 8.7,
8.9 and 8.10 of the Stock Purchase Agreement shall have occurred and be continuing for a period of at least 30 days, then the number of directors constituting the entire Board of Directors shall, without further action, be increased by two and the holders of shares of Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two directors of the Company to fill such newly created directorship, by written consent as provided herein, or at a special meeting of such holders called as provided herein. Any such additional director elected pursuant to this Section 3(c)(iii) shall continue as a director (subject to reelection or removal as provided in Section 3(d)(ii)) and the holders of Preferred Stock shall have such additional voting rights until such time as (A) dividends then payable on the Preferred Stock shall have been declared and paid in full or (B) any redemption or conversion obligation provided in Section 5 or Section 8, as the case may be, that has become due shall have been satisfied or all necessary funds have been set aside for payment or (C) there shall exist no breach of any of Sections 8.7, 8.9 and 8.10 of the Stock Purchase Agreement, as the case may be, at which time such additional directors shall cease to be directors and such additional voting rights of the holders of Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above. Any rights under this Section 3(c)(ii) shall be in addition to the right to elect Directors under Sections 3(c)(i) or 3(c)(ii) above.

            (d)   (i)   The right of holders of shares of Preferred Stock to
take any action as provided in Section 3(c) may be exercised at any annual meeting of stockholders, special meeting of stockholders called for the purpose of electing directors, at a special meeting of holders of shares of Preferred Stock held for such purpose as hereinafter provided, or by the written consent, delivered to the Secretary of the Company, of the holders of the minimum number of shares required to take such action, which shall be a majority of the outstanding shares of Preferred Stock unless otherwise required by law.

            So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the President of the Company may call, and upon the written request of holders of record of at least 5% of the outstanding shares of Preferred Stock, addressed to the Secretary of the Company at the principal office of the Company, shall call, a special meeting of the holders of shares of Preferred Stock entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the by-laws of the Company for the holding of meetings of stockholders.

                  (ii) At each meeting of stockholders at which the holders of shares of Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of a majority of the total number of shares of Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                  (A) the absence of a quorum of the holders of shares of Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of shares of Preferred Stock, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Preferred Stock, or the taking of any action as provided in this Section 3; and

                  (B) in the absence of a quorum of the holders of shares of Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

            For taking of any action as provided in Section 3(b) or Section 3(c) by the holders of shares of Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Company as of any record date filed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held; provided, however, that shares of Preferred Stock owned by the
      --------  -------
Company or any Affiliate of the Company shall not be deemed to be outstanding for purposes of taking any action as provided in this Section 3.

            Each director elected by the holders of shares of Preferred Stock as provided in Section 3(c) shall, unless his or her term shall expire earlier in accordance with the provisions thereof, hold office until the annual meeting of stockholders next succeeding his election or until his or her successor, if any, is elected and qualified.

            If any director so elected by the holders of Preferred Stock shall cease to serve as a director before his or her term shall expire (except by reason of the termination of the voting rights accorded to the holders of Preferred Stock in accordance with Section 3(c)), the holders of the Preferred Stock then outstanding and entitled to vote for such director may, by written consent as provided herein, or at a special meeting of such holders called as provided herein, elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

            Any director elected by the holders of shares of Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent of the holders of at least a majority of the outstanding shares of Preferred Stock, at the time of removal. A special meeting of the holders of shares of Preferred Stock may be called in accordance with the procedures set forth in Section 3(d)(i).

            Section 4.        Certain Restrictions.
                              --------------------

            (a) Whenever quarterly dividends payable on shares of Preferred Stock as provided in Section 2 are not paid in full, at such time and thereafter until all unpaid dividends payable, whether or not declared, on the outstanding shares of Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Company shall not have converted shares of Preferred Stock at a time required by Section 8, at such time and thereafter until all conversion obligations provided in Section 8 that have come due shall have been satisfied or all necessary funds have been set apart for payment, the Company shall not: (A) declare or pay dividends, or make any over distributions, on any shares of Junior Stock, or (B) declare or pay dividends, or make any other distributions, on any shares of Parity Stock, except dividends or distributions paid ratably on the Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Preferred Stock and such Parity Stock are then entitled.

            (b) Whenever dividends payable on shares of Preferred Stock as provided in Section 2 are not paid in full, at such time and thereafter until all unpaid dividends payable, whether or not declared, on the outstanding shares of Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Company shall not have converted shares of Preferred Stock at a time required by Section 8, at such time and thereafter until all conversion obligations provided in Section 8 that have come due shall have been satisfied or all necessary funds have been set apart for payment, the Company shall not redeem, purchase or otherwise acquire for consideration, or require the conversion of, any shares of Junior Stock or Parity Stock; provided, however, that (A) the Company may accept shares of any Senior
--------  -------
Stock, Parity Stock or Junior Stock for conversion into Junior Stock and (B) the Company may at any time redeem, purchase or otherwise acquire shares of any Parity Stock pursuant to any mandatory redemption, put, sinking fund or other similar obligation contained in such Parity Stock, pro rata with the Preferred Stock in proportion to the total amount then required to be applied by the Company to redeem, repurchase, convert, exchange or otherwise acquire shares of Preferred Stock and shares of such Parity Stock.

            (c) The Company shall not permit any Subsidiary of the Company, or cause any other Person, to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, pursuant to Section 4(b), purchase such shares at such time and in such manner.

            Section 5.        Redemption.
                              ----------

            (a) The Company shall not have any right to redeem any shares of Preferred Stock prior to fourth anniversary of Issue Date. On and after such date, subject to the restrictions contained in Section 4, the Company shall have the right, at its sole option and election, to redeem the shares of Preferred Stock, in integral multiples of 5,000 shares, on not less than 30 days notice of the date of redemption (any such redemption date pursuant to this Section 5(a) being referred to herein as an "Optional Redemption
                                                  -------- ----------
Date") at a price per share (the "Optional Redemption Price")
----                              -------- ---------- -----
equal to (x) 100% of the Liquidation Preference of such share plus (y) an amount per share equal to all accrued and unpaid dividends thereon, whether or not declared or payable, to the applicable Optional Redemption Date, in immediately available funds.

            (b) If pursuant to Section 5(a) less than all shares of Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be determined pro rata or, if the shares of Preferred Stock are then publicly held, by lot.

            (c) Notice of any redemption of shares of Preferred Stock pursuant to Section 5(a) shall, unless there shall be less than 100 holders of record of the Preferred Stock, be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York (if such publication shall be required by applicable law, rule, regulation or securities exchange requirement), not less than 30, nor more than 60, days prior to the date fixed for redemption; and, in any case, a similar notice shall be mailed at least 30, but not more than 60, days prior to the date fixed for redemption to each holder of shares of Preferred Stock to be redeemed, at such holder's address as it appears on the transfer books of the Company. In order to facilitate the redemption of shares of Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Company for the Preferred Stock to be closed, not more than 60 days or less than 30 days prior to the date fixed for such redemption.

            (d) On the date of any redemption being made pursuant to Section 5(a) which is specified in a notice given pursuant to Section 5(c), the Company shall, and at any time after such notice shall have been mailed and before the date of redemption the Company may, deposit for the benefit of the holders of shares of Preferred Stock to be redeemed the funds necessary for such redemption with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $100,000,000. Any moneys so deposited by the Company and unclaimed at the end of two years from the date designated for such redemption shall revert to the general funds of the

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Company.  After such reversion, any such bank or trust company shall, upon demand, pay over to the Company such unclaimed amounts, and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Preferred Stock to be redeemed shall look only to the Company for the payment of the Optional Redemption Price. Any interest accrued on funds deposited pursuant to this Section 5(d) shall be paid from time to time to the Company for its own account.

            (e) Notice of redemption having been given as aforesaid, upon the deposit of funds pursuant to Section 5(d) in respect of shares of Preferred Stock to be redeemed pursuant to Section 5(a), notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the date of redemption (i) the shares of Preferred Stock represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue, (iii) all rights of the holders of shares of Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Optional Redemption Price therefor and the right to convert such shares into shares of Common Stock until the close of business on the Business Day immediately preceding the date of redemption in accordance with Section 8; provided, however, that if the Company shall
                           --------  -------
default in the payment of the Optional Redemption Price, the shares of Preferred Stock that were to be redeemed shall thereafter be deemed to be outstanding and the holders thereof shall have all of the rights of a holder of Preferred Stock until such time as such default shall have been waived by holders of at least a majority of the then outstanding shares of Preferred Stock.


            Section 6.        Reacquired Shares.
                              -----------------

            Any shares of Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries or other Affiliates in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Preferred Stock shall upon their cancellation become authorized but unissued shares of preferred stock, $.01 par value, of the Company and, upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, may be reissued as part of another series of preferred stock, par value S.01 per share, of the Company subject to the conditions or restrictions on issuance set forth herein, but in any event may not be reissued as shares of Preferred Stock or other Parity Stock unless all of the shares of Preferred Stock issued on the Issue Date or as PIK Dividend shall have already been redeemed, converted or exchanged.

            Section 7.        Liquidation, Dissolution or Winding Up.
                              --------------------------------------

            (a) If the Company shall commence a voluntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Preferred Stock, subject to Section 8, shall have received the Liquidation Preference, plus all accrued and unpaid dividends, whether or not declared or currently payable, to the date of distribution, with respect to each share, or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Preferred Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Preferred Stock and other Parity Stock are entitled upon such liquidation, dissolution or winding up.

            (b) Neither the consolidation or merger of the Company with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Company shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 7.


            Section 8.        Conversion.
                              ----------

            (a) Any holder of Preferred Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 8, any or all of such holder's shares of Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is equal, subject to Section 8(g), to the product of the number of shares of Preferred Stock being so converted, multiplied by the quotient of (i) the Liquidation Preference divided by the

Conversion Price (as defined below) then in effect, except that with respect to any share which shall be called for redemption, such right shall terminate at the close of business on the Business Day immediately prior to the date of redemption for such share, unless in any such case the Company shall default in performance or payment due upon redemption thereof. The Conversion Price shall be $1.9375 per share, subject to adjustment as set forth in Section 8(d). Such conversion right shall be exercised by the surrender of the shares of Preferred Stock to be converted (the "Shares") to the Company at any time during
                            ------
usual business hours at its principal place of business to be maintained by it, accompanied by written notice that the holder elects to convert such Shares and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 8(k). All Shares surrendered for conversion shall be delivered to the Company for cancellation and canceled by it and no Shares shall be issued in lieu thereof.

            (b) As promptly as practicable after the surrender, as herein provided, of any Shares for conversion pursuant to Section 8(a), the Company shall deliver to or upon the written order of the holder of the Shares so surrendered a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Shares may be or have been converted in accordance with the provisions of this Section 8. Subject to the following provisions of this Section 8, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Shares shall have been surrendered in satisfactory form for conversion, and the Person or Persons entitled to receive the Common Stock deliverable upon conversion of such Shares shall be treated for all purposes as having become the record holder or holders of such Common Stock at such appropriate time, and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no surrender shall be effective to constitute
--------  -------
the Person or Persons entitled to receive the Common Stock deliverable upon such conversion as the record holder or holders of such Common Stock while the share transfer books of the Company shall be closed (but not for any period in excess of five days), but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next preceding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next preceding day. In case of the redemption of any shares of Preferred Stock pursuant to Section 5(a) or 5(b), the right of conversion shall cease and terminate, as to the shares to be redeemed, at the close of business on the Business Day immediately prior to the date fixed for redemption, unless the Company shall default (i) in the payment of the applicable redemption price for the shares to be redeemed or the amounts, if any, payable pursuant to Section 8(c) or (ii) in the performance of its obligation to issue Common Stock in exchange therefor, as the case may be.

            If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

            (c) To the extent permitted by law, when shares of Preferred Stock are converted, all dividends accrued and unpaid (whether or not declared or currently payable) on the Preferred Stock so converted to the date of conversion shall be immediately due and payable and must accompany the shares of Common Stock issued upon such conversion.

            (d) The Conversion Price shall be subject to adjustment as follows:

                  (i) In case the Company shall at any time or from time to time (A) pay a dividend or make a distribution (other than a dividend or distribution paid or made to holders of shares of Preferred Stock in the manner provided in Section 2(d)) on the outstanding shares of any of its common stock in capital stock (which, for purposes of this Section 8(d) shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company or any Subsidiary or Affiliate thereof, (B) subdivide the outstanding shares of any of its common stock into a large number of shares, (C) combine the outstanding shares of any of its common stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of any of its common stock or (E) pay a dividend or make distribution (other than a dividend or distribution paid or made to holders of shares of Preferred Stock in the manner provided in Section 2(d)) on the outstanding shares of any of its common stock in shares of its capital stock pursuant to a shareholder rights plan, "poison pill" or similar arrangement, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 8(d)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of any of its common stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                  (ii) In case the Company shall at any time or from time to time issue or sell shares of any of its common stock (or securities convertible into or exchangeable for shares of common stock, or any options, warrants or other rights to acquire shares of common stock) at a price per share that is less than the Current Market Price per share of such common stock then in effect as of the record date referred to in the following sentence (the "Relevant Date") (treating the price per share of common stock, in the
 -------- ----
case of the issuance of any security convertible or exchangeable or exercisable into common stock, as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into common stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into common stock divided by (B) the number of shares of common stock initially underlying such convertible, exchangeable or exercisable security), other than issuances or sales for which an adjustment is made pursuant to another paragraph of this
Section 8(d), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to such Relevant Date by a fraction (x) the numerator of which shall be the sum of the number of shares of common stock outstanding on the Relevant Date plus the number of additional shares of common stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (y) the denominator of which shall be the sum of the number of shares of common stock outstanding on the Relevant Date plus the number of shares of common stock which the aggregate consideration for the total number of such additional shares of common stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Current Market Price per share of common stock on the Relevant Date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; provided, however, that the determination as to whether an
--------  -------
adjustment is required to be made pursuant to this Section 8(d)(ii) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrants or other right; provided, however, that if any convertible or exchangeable securities,
--------  -------
options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 8(d)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (x) eliminating from the computation any additional shares of common stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional shares of common stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

                  (iii) In case the Company shall at any time or from time to time distribute to all holders of shares of its common stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the common stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (A) dividends or distributions paid or made to holders of shares of Preferred Stock in the manner provided in Section 2(d), (B) Regular Dividends and (C) dividends payable in shares of Common Stock for which adjustment is made under Section 8(d)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustments in the Conversion Price is made pursuant to Section 8(d)(ii)), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the common stock on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the common stock less the then Fair Market Value (as determined in good faith by the Board of

Directors of the Company, a certified resolution with respect to which shall be mailed to the holders of the Preferred Stock) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no
                                           --------  -------
adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the holder of shares of Preferred Stock would otherwise be entitled to receive such rights upon conversion at any time of shares of Preferred Stock into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 8(d)(iii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                  (iv) In case the Company at any time or from time to time shall take any action affecting its common stock other than an action described in any of Section 8(d)(i) through 8(d)(iii), inclusive, or Section 8(h), then, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Preferred Stock).

                  (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 8(d) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price. Any adjustment to the Conversion Price carried forward and not theretofore made shall be made immediately prior to the conversion of any shares of Preferred Stock pursuant hereto.

            (e) If the Company shall take a record of the holders of any of its common stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

            (f) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Company promptly shall deliver to each registered holder of Preferred Stock at least 10 Business Days prior to effecting any of the foregoing transactions a certificate, signed by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

            (g) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of the shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Company.

            (h) In case of any capital reorganization or reclassification or other change of outstanding shares of common stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such
                                  -----------
successor or purchasing Person, as the case may be, shall execute and deliver to each holder of Preferred Stock at least 10 Business Days prior to effecting any of the foregoing Transactions a certificate that the holder of each share of Preferred Stock then outstanding shall have the right thereafter to convert such share of Preferred Stock into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Preferred Stock could have been converted immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Person and other than the Company, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of Preferred Stock upon conversion of the shares of Preferred Stock as provided above. The provisions of this Section 8(h) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

            (i)   In case at any time or from time to time:

                  (A) the Company shall declare a dividend (or any other distribution) on or with respect to its common stock;

                  (B) the Company shall authorize the granting to the holders of its common stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

                  (C) there shall be any reclassification of the common stock, or any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale or other disposition of all or substantially all of the assets of the Company; or

                  (D) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall mail to each holder of shares of Preferred Stock at such holder's address as it appears on the transfer books of the Company, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective; provided that in the case of any event to
                                 --------
which Section 8(h) applies, the Company shall give at least 10 days' prior written notice as aforesaid. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

            (j) The Company shall at all times reserve and keep available for issuance upon the conversion of the Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock.

            (k) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to this Section 8 shall be made without charge to the converting holder of shares of Preferred Stock for such certificates or for any taxes in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to
           --------  -------
pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.


            Section 9.        Termination of Certain Rights.
                              -----------------------------

            Upon transfer of the shares of Preferred Stock by the original holder of Preferred Stock or of control of such holder to any Person other than its Affiliate or a Person who is controlled by a member of the family who controls the original holder of Preferred Stock, the rights of a holder of Preferred Stock set forth in Sections 3(b)(vi), 3(c)(i) and 3(c)(ii) shall terminate with respect to the shares of Preferred Stock so transferred or with respect to the shares of Preferred Stock held by such holder, as the case may be.


            Section 10.       Certain Remedies.
                              ----------------

            Any registered holder of Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions of this Certificate of Designation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or equity.


            Section 11.       Definitions.
                              -----------

            For the purposes of this Certificate of Designation of Preferred Stock, the following terms shall have the meanings indicated:

            "Affiliate" shall have the meaning ascribed to such term in
             ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            "Business Day" shall mean any day other than a Saturday, Sunday
             ------------
or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

            "Common Stock" of the Company shall mean the Common Stock, par
             ------------
value $0.01 per share, of the Company issued from time to time.

            "Conversion Price" shall have the meaning given it in Section 8
             ----------------
hereof.

            "Current Market Price" per share shall mean, on any date
             --------------------
specified herein for the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 30 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the common stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Market Price on such date determined in the second sentence of the definition of "Market Price."

            "Exchange Act" shall mean the Securities Exchange Act of 1934,
             ------------
as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

            "Issue Date" shall mean the first date on which shares of
             ----------
Preferred Stock are issued.

            "Junior Stock" shall mean any capital stock of the Company
             ------------
ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock.

            "Liquidation Preference" with respect to a share of Preferred
             ----------------------
Stock shall mean $1.9375.

            "Market Price" shall mean, per share of Common Stock, on any
             ------------
date specified herein: (a) the closing price per share of
the Common Stock on such date published in The Wall Street Journal or, if
                                           -----------------------
no such closing price on such date is published in The Wall Street Journal,
                                                   -----------------------
the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange, Inc. selected by the Company. If the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, "Market Price" shall mean a market price per share determined at the Company's expense by an appraiser chosen by the holders of a majority of the shares of Preferred Stock or, if no such appraiser is so chosen more than 20 Business Days after notice of the necessity of such calculation shall have been delivered by the Company to the holders of Preferred Stock, then by an appraiser chosen by the Company.

            "NASD" shall mean the National Association of Securities
             ----
Dealers, Inc.

            "NASDAQ" shall mean the National Market System of the National
             ------
Association of Securities Dealers, Inc. Automated Quotations System.

            "Parity Stock" shall mean any capital stock of the Company,
             ------------
including the Preferred Stock, ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock.

            "Person" shall mean any individual, firm, corporation,
             ------
partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.
            "Regular Dividend" shall mean a dividend on any of the
             ----------------
Company's Common Stock declared by the Board of Directors of the Company with respect to the most recent completed quarter of the fiscal year of the Company (the "Quarter") that satisfies the following conditions: (i) the product of
      -------
four times the per share amount of such Common Stock dividend declared with respect to such Quarter shall be less than or equal to 110% of the aggregate per share amounts of the Common Stock dividends declared and paid with respect to the immediately preceding four fiscal quarters and (ii) the aggregate per share amounts of Common Stock dividends declared with respect to such Quarter and the immediately preceding three fiscal quarters shall be less than or equal to 25% of the consolidated net income of the Company and its Subsidiaries (as determined in accordance with generally accepted accounting principles) for the 12-month period ending on the last day of such Quarter. In the case of a dividend on the Common Stock declared by the Board of Directors of the Company with respect to a semi-annual or annual period during which no quarterly dividends were declared, the preceding formula will be adjusted and applied appropriately to determine whether such dividend is a Regular Dividend.

            "Senior Stock" shall mean any capital stock of the Company
             ------------
ranking senior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock.

            "Stock Purchase Agreement" shall mean the Convertible Preferred
             ------------------------
Stock Purchase Agreement, dated as of May 3, 1996 by and between the Company and Enviro Partners, L.P., as the same may be amended from time to time.

            "Subsidiary" of any Person shall mean any corporation or other
             ----------
entity of which a majority of the voting power of the voting equity securities or equity interest, or rights to profits, is owned, directly or indirectly, by such Person.

            IN WITNESS WHEREOF, U.S. Energy Systems, Inc. has caused this Certificate to be duly executed in its corporate name on this __th day of __, 1996.


                                          U.S. ENERGY SYSTEMS, INC.


                                          By:
                                             --------------------------
                                             Name:
                                             Title:


Attest:



----------------------------
Name:
Title: